Exhibit 10.5

AMENDMENT CONSENT

This AMENDMENT CONSENT (the “Consent”) is entered this January 2, 2009 (the “Consent Date”) by Arius Pharmaceuticals, Inc. (“Arius”) and Arius Two, Inc. (“Arius Two”).

WHEREAS, Arius and Arius Two are parties to that certain BEMA License Agreement, dated September 5, 2007, as amended (the “NA Arius Two License”);

WHEREAS, Arius and BioDelivery Sciences International, Inc. (“Parent”; with Arius, “BDSI”) granted Meda AB (“Meda”) rights to develop and commercialize certain Products in the United States, Canada, and Mexico in that certain License and Development Agreement between BDSI and Meda dated September 5, 2007 (the “NA Meda License”);

WHEREAS, Arius Two and Arius entered into that certain Sublicensing Consent, dated September 5, 2007 (the “NA License Consent”), enabling Arius to enter into the NA Meda License;

WHEREAS, Section 3.02(b) of the NA Arius Two License requires Arius Two’s approval of any sublicense granted by Arius under the NA Arius Two License;

WHEREAS, BDSI and Meda wish to amend the NA Meda License as described in the amendment attached hereto as Exhibit A (the “NA Amendment”), and Arius Two wishes to enable Arius to enter into the NA Amendment by executing this Consent.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Consent agree as follows:

1. Definitions. Any capitalized terms not separately defined in this Consent or by reference to the NA Meda License shall have the meaning provided in the NA Arius Two License.

2. Consent and Approval. Arius Two hereby approves of and consents to the amendment of the NA Meda License as described in the NA Amendment and Arius’ execution thereof pursuant to Section 3.02(b) of the NA Arius Two License, and agrees that its consents, approvals, waivers, and agreements provided in the NA License Consent and other documents executed by Arius Two in conjunction with the NA Meda License shall hereafter apply to the NA Meda License as amended by the NA Amendment. Arius Two hereby agrees that all references to the NA Meda License and the defined terms thereof contained in the NA License Consent and any other documents executed by Arius Two in conjunction with the NA Meda License shall hereafter apply to the NA Meda License and its defined terms as amended, in each case, by the NA Amendment.

3. License to Continue in Full Force and Effect. To the extent that the terms of the NA Arius Two License are varied by Section 2 of this Consent with respect to the NA Meda License, as amended by the NA Amendment, or Arius’ performance as it relates thereto, such variations shall be deemed to be lawfully made amendments to the NA Arius Two License pursuant to Section 15.11 thereof with respect to the NA Meda License, as amended by the NA Amendment. Except as it may be modified by Section 2 of this Consent with respect solely to the NA Meda License, as amended by the NA Amendment, or Arius’ performance as it relates thereto, the NA Arius Two License shall remain unchanged and in full force and effect. Nothing in this Consent shall operate as or be deemed to be an amendment of the NA Meda License, as amended by the NA Amendment.

4. Governing Law. This Consent shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina, without regard to its conflicts of laws rules.

5. Counterparts. This Consent may be executed in two or more counterparts, each of which shall be deemed and original, but all of which together shall constitute one and the same instrument. Signatures to the Consent may be transmitted via facsimile and such signatures shall be deemed to be originals.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have executed and delivered this Consent as of the Consent Date.

ARIUS PHARMACEUTICALS, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President

ARIUS TWO, INC.

By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo
Title:	President

MEDA AB

By:	/s/ Anders Lonner
Name:	Anders Lonner
Title:	CEO